Commitments and Contingencies	9 Months Ended
Sep. 30, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

14. Commitments and Contingencies

From time to time the Company is subject to legal proceedings and claims in the ordinary course of business, principally personal injury and property casualty claims. Such claims, even if lacking in merit, could result in the expenditure of significant financial and managerial resources. As of September 30, 2012, the Company is not aware of any claim or contingent liability, which should be disclosed, or for which a provision should be established in the accompanying financial statements.

Newbuilding Commitments

Future newbuilding installments based on the non-cancelable newbuilding contracts, as amended (refer to Note 5) required to be made after September 30, 2012 are as follows:

To September 30,
2013	$2,525,725
2014	112,865,819
Total	$115,391,544